SELIGMAN
                        -------------
                        TIME HORIZON/
                            HARVESTER
                         SERIES, INC.

        SELIGMAN TIME HORIZON 30 FUND

        SELIGMAN TIME HORIZON 20 FUND

        SELIGMAN TIME HORIZON 10 FUND

              SELIGMAN HARVESTER FUND


                                 ANNUAL REPORT
                               December 31, 2000

                               -----------------

                                Asset Allocation
                               Strategies Seeking
                                to Manage Risk
                                   Over Time

                                    [LOGO]

                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

SELIGMAN -- Times Change...Values Endure

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

Times Change...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and launched its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...Values Endure

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

[PHOTO OMITTED]
James, Jesse, and Joseph Seligman, 1870

Table of Contents

To the Shareholders.................................    1
Interview With Your Portfolio Manager...............    2
Benchmark Descriptions..............................    5
Performance Overview................................    6
Portfolios of Investments...........................   14
Statements of Assets and Liabilities................   16
Statements of Operations............................   17
Statements of Changes in Net Assets.................   18
Notes to Financial Statements.......................   19
Financial Highlights................................   23
Report of Independent Auditors .....................   25
Federal Tax Status of 2000 Gain Distributions
   for Taxable Accounts and
   For More Information.............................   26
Board of Directors and Executive Officers ..........   27
Glossary of Financial Terms.........................   28

TO THE SHAREHOLDERS

We are pleased to present the first annual shareholders' report for Seligman Time Horizon/Harvester Series. However, the year 2000 was a difficult one for investors -- and for all the Funds in the Series. For the fiscal year ended December 31, 2000, investment results ranged from -12.18% for Seligman Time Horizon 30 Fund to -4.99% for Seligman Harvester Fund, based on the net asset value of Class A shares.

During the same time, the Nasdaq Composite Index (a technology-heavy index) suffered its worst year ever, losing 39.29% of its market value, while the Standard & Poor's 500 Composite Index delivered a negative return for the first time in ten years. International stock markets, particularly emerging markets, also delivered disappointing returns. In spite of rising short-term interest rates, longer-term US government bonds delivered strong returns, primarily because of the US budget surplus, the accompanying paydown of US debt, and a flight to quality by many investors. During this time, the Ibbotson Long-Term Government Bond Index delivered a strong total return of 21.80%. High-yield bonds, however, delivered poor performances.

This generally challenging environment began to take hold at the end of the first quarter of 2000. Investors had become concerned that the US economy was not slowing as the Federal Reserve Board had intended, making more aggressive rate hikes necessary. In addition, increasing energy prices were adding to fears that corporate profits would be diminished.

Investor nervousness particularly affected those areas, such as technology and growth stocks, that had delivered the most impressive performances during 1999. Areas that had lagged in 1999, such as value stocks, staged impressive comebacks in 2000. While all the Funds in the Series suffered as a result of the generally poor performance delivered by US and international markets during 2000, they also benefited from their diversified strategy, particularly through their exposure to value stocks. Detailed information regarding the Series' performance, as well as a discussion with your Portfolio Manager regarding these results, follows this letter.

On January 3, 2001, the Fed surprised markets by lowering the federal funds rate by 50 basis points. Then again, on January 31, in a widely anticipated move, the Fed lowered rates an additional 50 basis points, placing the federal funds rate back where it had been at year-end 1999.

In addition to a reversal of the Fed's tightening policy, a tax-rate cut now seems likely under the new administration. Such a move should further spur economic growth, providing a positive environment for equities. Both interest-rate reductions and tax-rate reductions bode well for economic growth and positive stock market performance.

While our outlook for 2001 is guardedly optimistic, investors should remember the lessons of 2000. First, diversification, even within a specific investment sector, remains important. Second, last year's markets reinforced the value of professional management and investment advice. The phenomenon of day trading lost much of its appeal as investors realized that simply buying stocks that had gone up in the past was not a sound long-term strategy. Professional management -- such as is provided through Seligman Time Horizon/ Harvester Series -- offers diversification, experience, and a long-term perspective. Financial advisors can help investors choose investment vehicles that are appropriate for their investment time frames, their risk tolerances, and their unique financial situations. They can also help guide investors through volatile markets, helping them to ride the market's ups and downs for their long-term advantage.

Thank you for your support of Seligman Time Horizon/Harvester Series. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

/s/ William C. Morris
William C. Morris
Chairman
                                         /s/ Brian T. Zino
                                             Brian T. Zino
                                                 President
February 16, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER

Charles W. Kadlec

Q: How did Seligman Time Horizon/Harvester Series perform since its inception on January 10, 2000, through its fiscal year-end on December 31, 2000?

A: Last year's investment environment was difficult, making the benefits of a diversified, strategic approach -- such as is offered through Seligman Time Horizon/Harvester Series -- apparent. During this reporting period, the Series' most aggressive portfolio, Seligman Time Horizon 30 Fund, which is designed for very long-term investors, was down 12.18% based on the net asset value of Class A shares. The Fund is heavily weighted in asset areas such as technology, global smaller companies, and emerging markets, that have high capital appreciation potential and high volatility; in other words, high risk over short time periods. All these areas were down significantly last year. The Fund's relatively modest decline in this environment demonstrated the value of diversification. For example, investors who had placed all their long-term assets in the average technology fund (as measured by the Lipper Science and Technology Funds Average) on January 13, 2000, would have been down 32% by year-end. Investors in Seligman Time Horizon 30 Fund, while also aggressively invested, were able to smooth out this volatility because of their exposure to other areas of the market.

     The Series' other all-equity portfolio, Seligman Time Horizon 20, is also positioned for long-term capital appreciation in volatile market areas. For the fiscal year, this portfolio was down 8.83%, based on the net asset value of Class A shares, in spite of its overweighting in technology and global equities. During the same time, the broad US market, as measured by the Standard & Poor's 500 Composite Stock Index (S&P 500), was down 8.44%.

     Seligman Time Horizon 10 Fund, which is designed for intermediate-term investors and thus has less exposure to higher-risk areas such as emerging market and global smaller company stocks, delivered a total return of -7.02%, based on the net asset value of Class A shares, outperforming the S&P 500 by 142 basis points during this time.

     While we were pleased with the performances of the Seligman Time Horizon Funds, we were somewhat disappointed with the returns for Seligman Harvester Fund, the Series' most conservative option. During this reporting period, the Fund delivered a total return of -4.99%, based on the net asset value of Class A shares. This negative return was primarily the result of the Fund's heavy exposure to high-yield bonds, which delivered poor performances in 2000. The Fund's large weighting in this area of approximately 30% is intended to provide high current income, which it did. However, the asset class lost value during the year as a result of investor flight to quality and contracting credit markets. We believe that the factors that hurt high-yield bonds are now

Portfolio Management

Each Fund in the Series is managed by Charles W. Kadlec. Mr. Kadlec has been a Managing Director of J. & W. Seligman & Co. Incorporated since January 1992, and Chief Investment Strategist for Seligman Advisors since April 1997.
Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix and Seligman Harvester.

[PHOTO OMITTED]
Charles W. Kadlec, Portfolio Manager

INTERVIEW WITH YOUR PORTFOLIO MANAGER
Charles W. Kadlec

     largely resolved and that they may now be poised to deliver healthier returns in 2001. In fact, high-yield bonds posted encouraging results during the first month of 2001.

Q: What other factors helped reduce the downside volatility for the more aggressive Funds in the Series?

A: During the past year, balance among investment styles clearly helped the portfolios avoid the high levels of volatility experienced in many areas of the market. In particular, the Funds' exposure to value stocks benefited overall performance and limited volatility. At the beginning of the year, value stocks were out of favor, but as growth stocks headed sharply lower, value stocks rebounded strongly. This market rotation is normal, but often happens so fast that investors are unable to take advantage of it. Investors who have a long-term strategy, such as through Seligman Time Horizon/Harvester Series, don't have to worry about short-term market timing. They have a diversified portfolio that makes sense for their investment time frames and that is positioned to benefit when the market rotates from one area to another.

Q: What economic and market factors affected the Funds' performances during this period?

A: During the course of 2000, US economic growth slowed significantly -- from about 5% at the beginning of the year to less than 2% at year-end. This sharp slowdown particularly penalized high-growth areas of the market, such as technology. During the first quarter of the year, the Nasdaq Composite Index (a technology-heavy stock index) reached an all-time high of 5049. By December 20, 2000, it had fallen to 2333 -- a 54% decline from peak to trough. For the year, it was down a sharp 39% -- its worst performance in its 29-year history. Global stock markets also posted generally disappointing returns for the year. In the fixed-income area, US government bonds outperformed nearly every other asset class, as investors sought credit safety during this turbulent time. High-yield bonds, however, lagged considerably behind.

Q:   Which sectors made the greatest positive impact on the Funds' performances?

A: For Seligman Harvester Fund and Seligman Time Horizon 10 Fund, exposure to US government bonds helped overall performance. All the Funds in the Series benefited from their exposure to value stocks during this time since the Seligman value funds had an outstanding year. All the Funds also benefited from the strong performance of Seligman Capital Fund. Seligman Capital Fund invests in mid-cap growth stocks and, while this asset class was not a particularly strong performer, the fund delivered a strong relative return as a result of effective portfolio management.

Q:   Which sectors detracted from performance?

A: Technology was the worst-performing sector of the market during the year and the Seligman Time Horizon Funds, which all have a somewhat heavy weighting in technology, suffered as a result. However, we are convinced that technology contains enormous potential for growth and that long-term investors should have added exposure to this sector.

     All the Funds have exposure to international stocks, which was another area of poor performance. Again, in spite of this short-term disappointment, we believe this is an area that cannot be ignored by any investor. Economic policies have improved dramatically in Europe and Canada, which points to a positive equity market environment. Many global economies are now growing faster than the US, and we believe these markets will provide outstanding opportunities for growth over time.

INTERVIEW WITH YOUR PORTFOLIO MANAGER
Charles W. Kadlec

Q:   Do you plan on making any asset allocation changes over the coming year?

A: No. The strategy behind the Series is based on our research of the past 50 years of financial market performance, and we do not make allocation changes based upon a single year's worth of data. We will of course continue to monitor the Funds to ensure that allocations stay within target ranges. This ensures that the Funds do not become overweighted in areas that have delivered recent strong performance, and underweighted in areas that have lagged.

     The Series does not typically sell one fund to buy another, but uses cash flows to bring the portfolios back into balance. When the Series has cash inflows, we purchase funds that have become underweighted in the portfolio because they have lagged the average return of the portfolio. Conversely, when we must meet redemptions, we sell areas that have appreciated to bring percentages back to our target weightings. This causes the Series to buy sectors that are out of favor and sell those that have recently delivered strong performances.

Q:   What is your outlook?

A: The year 2000 was a difficult one. However, we are optimistic that 2001 will be more rewarding. The economy has slowed and the Federal Reserve Board has shown its commitment to avoiding recession when it lowered the federal funds rate in a surprise 50-basis-point cut on January 3, 2001, and again in a widely expected 50-basis-point cut on January 31. In addition, it seems likely that the US will soon see some form of tax-rate relief, which should further reduce the barriers to domestic economic activity. We believe that such an environment will allow markets to deliver additional moderate growth. The markets have also broadened over the past year, which we believe will continue and will benefit diversified investors.

     The past year was also a difficult one for international markets, which hurt all the Funds in the Series. We believe these markets, particularly Europe, should deliver better returns over the coming year. European governments, led by Germany, are beginning to reduce tax rates, which has been shown to encourage economic growth. In addition, inflation in Europe is subdued, the euro has stabilized, eastern Europe is in the process of becoming integrated with the European Union, and last year Europe signed a free trade agreement with Mexico. All these factors increase the likelihood for above-average economic growth and above-average equity market returns.

BENCHMARK DESCRIPTIONS

Composite indices were created by the Manager using widely recognized benchmarks. These benchmarks were selected because the Manager believes they correlate, based on asset class, to the underlying Seligman Funds in which each Fund invests. The composites use the same allocations to each asset class targeted by each Fund in the Seligman Time Horizon/Harvester Series. The composites exclude the effects of fees and/or sales charges. Investors cannot invest directly in a composite index.

THE HORIZON 30 COMPOSITE INDEX is comprised of the following indices: 30% Russell 2000 Index (US Small-Cap Stocks), 30% Russell Midcap Index (US Midcap Stocks), 10% S&P 500 Composite Stock Index (US Large-Cap Stocks), 15% Salomon Smith Barney Emerging Markets Index World Ex US (International Small-Company Stocks), 10% MSCI Emerging Markets Free Index (Emerging Market Stocks), 5% MSCI EAFE Index (International Large-Cap Stocks).

THE HORIZON 20 COMPOSITE INDEX is comprised of the following indices: 25% Russell 2000 Index, 25% Russell Midcap Index, 20% S&P 500 Composite Stock Index, 10% Salomon Smith Barney Emerging Markets Index World Ex US, 10% MSCI Emerging Markets Free Index, 10% MSCI EAFE Index.

THE HORIZON 10 COMPOSITE INDEX is comprised of the following indices: 15% Russell 2000 Index, 25% Russell Midcap Index, 20% S&P 500 Composite Stock Index, 5% Salomon Smith Barney Emerging Markets Index World Ex US, 5% MSCI Emerging Markets Free Index, 10% MSCI EAFE Index, 15% Salomon Brothers Long-Term High Grade Corporate Bond Total Return Index (US Corporate Bonds), 5% Ibbotson Long-Term Government Bond Index (Long-Term Government Bonds).

THE HARVESTER INDEX is comprised of the following indices: 10% Russell Midcap Index, 35% S&P 500 Composite Stock Index, 15% Morgan Stanley Capital International Europe Australasia Far East Index, 30% Salomon Brothers Long-Term High Grade Corporate Bond Total Return Index, 10% Ibbotson Long-Term Government Bond Index.

INDEX RETURNS

For the Period January 10, 2000, through December 31, 2000
Russell 2000 Index..............................................     (2.49)%
Russell Midcap Index............................................      7.79
S&P 500 Composite Stock Index...................................     (8.44)
Salomon Smith Barney Emerging Markets Index World Ex US.........     (5.77)
MSCI EMF Index..................................................    (32.16)
MSCI EAFE Index.................................................    (10.68)
Salomon Brothers Long-Term High Grade Corporate Bond
  Total Return Index............................................     12.87
Ibbotson Long-Term Government Bond Index........................     21.80

PERFORMANCE OVERVIEW

Seligman Time Horizon 30 Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Time Horizon 30 Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the period January 10, 2000, through December 31, 2000, to a $10,000 investment made in the Horizon 30 Composite Index and the S&P 500 Composite Stock Index (S&P 500) for the same period. The performances of Seligman Time Horizon 30 Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 7. It is important to keep in mind that the Horizon 30 Composite Index and the S&P 500 exclude the effect of fees and/or sales charges.

Seligman Time
Horizon 30 Fund   With Sales      W/O Sales       Horizon 30
Class A            Charge          Charge       Compos. Index      S&P 500
--------------------------------------------------------------------------
1/10/2000         $9,520          $10,000         $10,000         $10,000
1/31/2000         $9,360          $9,832          $9,654          $9,567
2/29/2000         $10,453         $10,980         $10,423         $9,386
3/31/2000         $10,533         $11,064         $10,530         $10,304
4/30/2000         $9,947          $10,448         $9,935          $9,994
5/31/2000         $9,387          $9,860          $9,583          $9,789
6/30/2000         $9,987          $10,490         $10,088         $10,030
7/31/2000         $9,507          $9,986          $9,816          $9,873
8/31/2000         $10,373         $10,896         $10,439         $10,487
9/30/2000         $9,867          $10,364         $10,055         $9,933
10/31/2000        $9,187          $9,650          $9,702          $9,891
11/30/2000        $8,012          $8,416          $8,902          $9,112
12/31/2000        $8,360          $8,782          $9,433          $9,156

   The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW
Seligman Time Horizon 30 Fund (1)

INVESTMENT RESULTS PER SHARE
For the Periods Ended December 31, 2000
                                                                     SINCE
TOTAL RETURNS*                                 SIX MONTHS        INCEPTION (1)
                                              -------------     --------------
Class A**
With Sales Charge                                (20.23)%          (16.40)%
Without Sales Charge                             (16.28)           (12.18)

Class B**
With 5% CDSC                                     (20.62)           (16.88)
Without CDSC                                     (16.46)           (12.53)

Class C**
With Sales Charge and CDSC                       (18.17)           (14.48)
Without Sales Charge and CDSC                    (16.46)           (12.77)

Class D**
With 1% CDSC                                     (17.29)           (13.63)
Without CDSC                                     (16.46)           (12.76)

BENCHMARKS

Horizon 30 Composite Index(2)                    (6.50)            (5.67)
S&P 500(3)                                       (8.72)            (8.44)

NET ASSET VALUE                         DECEMBER 31, 2000     JUNE 30, 2000
                                        -----------------     -------------
Class A                                       $6.24                $7.49
Class B                                        6.21                 7.47
Class C                                        6.21                 7.47
Class D                                        6.21                 7.47

CAPITAL GAIN (LOSS) INFORMATION
For the Period Ended December 31, 2000
Paid                                          $0.031
Undistributed Realized+                        0.280
Unrealized++                                  (1.042)

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

-----------------------------
 *   Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 + Represents the per share net gain realized in November and December 2000, payable in 2001.
++ Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2000.
(1) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 23 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 4/24/00, 2/8/00, and 2/14/00, respectively.
(2)  See page 5 for benchmark descriptions.
(3) The S&P 500 Composite Stock Index is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an index.

PERFORMANCE OVERVIEW
Seligman Time Horizon 20 Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Time Horizon 20 Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the period January 10, 2000, through December 31, 2000, to a $10,000 investment made in the Horizon 20 Composite Index and the S&P 500 Composite Stock Index (S&P 500) for the same period. The performances of Seligman Time Horizon 20 Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 9. It is important to keep in mind that the Horizon 20 Composite Index and the S&P 500 exclude the effect of fees and/or sales charges.

Seligman Time
Horizon 20 Fund      With           W/O            Horizon 20
Class A           Sales Charge    Sales Charge   Compos. Index      S&P 500
---------------------------------------------------------------------------
1/10/2000          $9,520          $10,000         $10,000         $10,000
1/31/2000          $9,453          $9,930          $9,560          $9,567
2/29/2000          $10,280         $10,798         $10,181         $9,386
3/31/2000          $10,493         $11,022         $10,407         $10,304
4/30/2000          $9,947          $10,448         $9,848          $9,994
5/31/2000          $9,373          $9,846          $9,517          $9,789
6/30/2000          $9,960          $10,462         $9,974          $10,030
7/31/2000          $9,587          $10,070         $9,708          $9,873
8/31/2000          $10,440         $10,966         $10,289         $10,487
9/30/2000          $10,000         $10,504         $9,879          $9,933
10/31/2000         $9,400          $9,874          $9,573          $9,891
11/30/2000         $8,330          $8,750          $8,803          $9,112
12/31/2000         $8,679          $9,117          $9,258          $9,156

   The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW
Seligman Time Horizon 20 Fund (1)


INVESTMENT RESULTS PER SHARE
For the Periods Ended December 31, 2000
                                                                   SINCE
TOTAL RETURNS*                                 SIX MONTHS       INCEPTION (1)
                                              -------------    --------------
Class A**
With Sales Charge                                (16.97)%         (13.21)%
Without Sales Charge                             (12.86)           (8.83)

Class B**
With 5% CDSC                                     (17.51)          (13.95)
Without CDSC                                     (13.20)           (9.46)

Class C**
With Sales Charge and CDSC                       (14.98)          (11.45)
Without Sales Charge and CDSC                    (13.20)           (9.69)

Class D**
With 1% CDSC                                     (14.06)          (10.58)
Without CDSC                                     (13.20)           (9.68)

BENCHMARKS

Horizon 20 Composite Index(2)                     (7.19)           (7.42)
S&P 500(3)                                        (8.72)           (8.44)

NET ASSET VALUE                          DECEMBER 31, 2000     JUNE 30, 2000
                                         -----------------     -------------
Class A                                           $6.47            $7.47
Class B                                            6.41             7.43
Class C                                            6.41             7.43
Class D                                            6.41             7.43

CAPITAL GAIN (LOSS) INFORMATION
For the Period Ended December 31, 2000
Paid                                             $0.040
Undistributed Realized+                           0.312
Unrealized++                                     (1.038)

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

------------------------
 *   Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 + Represents the per share net gain realized in November and December 2000, payable in 2001.
++ Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2000.
(1) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 23 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 3/21/00, 1/18/00, and 1/21/00, respectively.
(2)  See page 5 for benchmark descriptions.
(3) The S&P 500 Composite Stock Index is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an index.

PERFORMANCE OVERVIEW
Seligman Time Horizon 10 Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Time Horizon 10 Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the period January 10, 2000, through December 31, 2000, to a $10,000 investment made in the Horizon 10 Composite Index and the S&P 500 Composite Stock Index (S&P 500) for the same period. The performances of Seligman Time Horizon 10 Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 11. It is important to keep in mind that the Horizon 10 Composite Index and the S&P 500 exclude the effect of fees and/or sales charges.

Seligman Time
Horizon 10 Fund      With           W/O             Horizon 10
Class A           Sales Charge    Sales Charge    Compos. Index    S&P 500
--------------------------------------------------------------------------
1/10/2000          $9,520          $10,000         $10,000         $10,000
1/31/2000          $9,387          $9,860          $10,079         $9,567
2/29/2000          $10,080         $10,588         $10,567         $9,386
3/31/2000          $10,200         $10,714         $10,913         $10,304
4/30/2000          $9,733          $10,224         $10,454         $9,994
5/31/2000          $9,400          $9,874          $10,167         $9,789
6/30/2000          $9,973          $10,476         $10,578         $10,030
7/31/2000          $9,693          $10,182         $10,412         $9,873
8/31/2000          $10,467         $10,994         $10,972         $10,487
9/30/2000          $10,120         $10,630         $10,640         $9,933
10/31/2000         $9,547          $10,028         $10,443         $9,891
11/30/2000         $8,556          $8,988          $9,834          $9,112
12/31/2000         $8,852          $9,298          $10,278         $9,156

   The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW
Seligman Time Horizon 10 Fund (1)


INVESTMENT RESULTS PER SHARE
For the Periods Ended December 31, 2000
                                                                   SINCE
TOTAL RETURNS*                                 SIX MONTHS       INCEPTION (1)
                                               ----------       -------------
Class A**
With Sales Charge                                (15.43)%         (11.48)%
Without Sales Charge                             (11.25)           (7.02)

Class B**
With 5% CDSC                                     (15.94)          (12.36)
Without CDSC                                     (11.55)           (7.78)

Class C**
With Sales Charge and CDSC                       (13.35)           (9.45)
Without Sales Charge and CDSC                    (11.55)           (7.64)

Class D**
With 1% CDSC                                     (12.42)           (8.81)
Without CDSC                                     (11.55)           (7.90)

BENCHMARKS

Horizon 10 Composite Index(2)                     (2.84)            2.78
S&P 500(3)                                        (8.72)           (8.44)

NET ASSET VALUE                          DECEMBER 31, 2000     JUNE 30, 2000
                                         -----------------     -------------
Class A                                        $6.59               $7.48
Class B                                         6.55                7.46
Class C                                         6.55                7.46
Class D                                         6.55                7.46

CAPITAL GAIN (LOSS) INFORMATION
For the Period Ended December 31, 2000
Paid                                           $0.050
Undistributed Realized+                         0.284
Unrealized++                                   (1.102)

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

--------------------------

 *   Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 + Represents the per share net gain realized in November and December 2000, payable in 2001.
++ Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2000.
(1) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 24 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 2/18/00, 3/6/00, and 2/15/00, respectively.
(2)  See page 5 for benchmark descriptions.
(3) The S&P 500 Composite Stock Index is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an index.

PERFORMANCE OVERVIEW
Seligman Harvester Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Harvester Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the period January 10, 2000, through December 31, 2000, to a $10,000 investment made in the Harvester Composite Index, the Salomon Brothers Long-Term High Grade Corporate Bond Total Return Index (Salomon Bros. Long-Term High Grade Bond Index), and the S&P 500 Composite Stock Index (S&P
500) for the same period. The performances of Seligman Harvester Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 13. It is important to keep in mind that the Harvester Composite Index, the Salomon Bros. Long-Term High Grade Bond Index, and the S&P 500 exclude the effect of fees and/or sales charges.

                                                                   Salomon Bros.
Seligman                                                             Long Term
Harvester Fund     With           W/O         Harvester             High Grade
Class A         Sales Charge  Sales Charge  Comp. Index   S&P 500    Bond Index
------------------------------------------------------------------- ------------
1/10/2000         $9,520       $10,000        $10,000      $10,000     $10,000
1/31/2000         $9,367       $9,839         $10,376      $9,567      $9,979
2/29/2000         $9,647       $10,134        $10,486      $9,386      $10,071
3/31/2000         $9,741       $10,232        $11,058      $10,304     $10,241
4/30/2000         $9,458       $9,935         $10,756      $9,994      $10,124
5/31/2000         $9,323       $9,793         $10,553      $9,789      $9,961
6/30/2000         $9,648       $10,134        $10,866      $10,030     $10,286
7/31/2000         $9,564       $10,046        $10,804      $9,873      $10,470
8/31/2000         $10,094      $10,603        $11,227      $10,487     $10,612
9/30/2000         $9,890       $10,388        $10,920      $9,933      $10,661
10/31/2000        $9,507       $9,987         $10,884      $9,891      $10,709
11/30/2000        $8,855       $9,302         $10,545      $9,112      $10,990
12/31/2000        $9,045       $9,501         $10,811      $9,156      $11,287

   The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW
Seligman Harvester Fund(1)

INVESTMENT RESULTS PER SHARE
For the Periods Ended December 31, 2000
                                                                   SINCE
TOTAL RETURNS*                                 SIX MONTHS       INCEPTION (1)
                                              -------------    --------------
Class A**
With Sales Charge                                (10.75)%          (9.55)%
Without Sales Charge                              (6.25)           (4.99)

Class B**
With 5% CDSC                                     (11.47)          (10.05)
Without CDSC                                      (6.89)           (5.47)

Class C**
With Sales Charge and CDSC                        (8.70)           (7.56)
Without Sales Charge and CDSC                     (6.89)           (5.71)

Class D**
With 1% CDSC                                      (7.81)           (6.88)
Without CDSC                                      (6.89)           (5.96)

BENCHMARKS
Harvester Composite Index(2)                      (0.51)            8.11
Salomon Brothers Long-Term High Grade
  Bond Index(3)                                    9.73            12.87
S&P 500(3)                                        (8.72)           (8.44)

NET ASSET VALUE                             DECEMBER 31, 2000   JUNE 30, 2000
                                            -----------------   -------------
Class A                                          $6.56             $7.13
Class B                                           6.54              7.13
Class C                                           6.54              7.13
Class D                                           6.54              7.13

DIVIDEND AND CAPITAL GAIN (LOSS) INFORMATION
For the Period Ended December 31, 2000
Dividends Paid:+
   Class A                                      $0.227
   Class B                                       0.157
   Class C                                       0.174
   Class D                                       0.155
Capital Gain Paid                                0.013
Undistributed Realized++                         0.172
Unrealized+++                                   (0.628)

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
-----------------
 *   Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
  + Represents the per share dividends paid or declared for the periods ended December 31, 2000.
 ++ Represents the per share net gain realized in November and December 2000, payable in 2001.
+++ Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2000.
(1) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 24 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 2/17/00, 1/18/00, and 2/29/00, respectively.
(2)  See page 5 for benchmark description.
(3) The Salomon Brothers Long-Term High Grade Corporate Bond Total Return Index and the S&P 500 Composite Stock Index are unmanaged benchmarks that assume the investment of dividends and exclude the effect of fees and sales charges. Investors cannot invest directly in an index.

PORTFOLIOS OF INVESTMENTS
December 31, 2000

SELIGMAN TIME HORIZON 30 FUND                       SHARES       VALUE
                                                    ------     --------
Domestic Equity Funds -- 57.8%
Seligman Capital Fund* ......................       19,041   $  453,366
Seligman Communications and Information Fund*       13,004      329,001
Seligman Frontier Fund* .....................        4,734       61,873
Seligman Growth Fund* .......................       10,583       60,323
Seligman Large-Cap Value Fund* ..............        5,261       63,974
Seligman Small-Cap Value Fund* ..............       28,687      287,157
                                                             ----------
                                                              1,255,694
                                                             ----------
Global Equity Funds -- 37.8%
Seligman Emerging Markets Fund* .............       42,231      205,665
Seligman Global Smaller Companies Fund* .....       34,977      509,965
Seligman International Growth Fund* .........        7,287      103,767
                                                             ----------
                                                                819,397
                                                             ----------
Total Investments (Cost $2,439,238) -- 95.6%                  2,075,091

Other Assets Less Liabilities -- 4.4% .......                    96,325
                                                             ----------
Net Assets -- 100.0% ........................                $2,171,416
                                                             ==========
SELIGMAN TIME HORIZON 20 FUND

Domestic Equity Funds -- 62.0%
Seligman Capital Fund* ......................       43,510   $1,035,973
Seligman Communications and Information Fund*       20,055      507,391
Seligman Frontier Fund* .....................       11,962      156,343
Seligman Growth Fund* .......................       78,525      447,593
Seligman Large-Cap Value Fund* ..............       39,936      485,622
Seligman Small-Cap Value Fund* ..............       66,847      669,138
                                                             ----------
                                                              3,302,060
                                                             ----------

Global Equity Funds -- 35.2%
Seligman Emerging Markets Fund* .............       98,287      478,658
Seligman Global Smaller Companies Fund* .....       60,215      877,935
Seligman International Growth Fund* .........       36,252      516,229
                                                             ----------
                                                              1,872,822
                                                             ----------
Total Investments (Cost $6,035,602) -- 97.2%                  5,174,882

Other Assets Less Liabilities -- 2.8% .......                   151,221
                                                             ----------

Net Assets -- 100.0% ........................                $5,326,103
                                                             ==========
----------
* Non-income producing security; security has paid or will pay capital gain distributions.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
December 31, 2000

SELIGMAN TIME HORIZON 10 FUND                       SHARES      VALUE
                                                    ------    ---------
Domestic Equity Funds -- 55.4%
Seligman Capital Fund* ......................       57,577   $1,370,908
Seligman Communications and Information Fund*       26,301      665,415
Seligman Frontier Fund* .....................       15,946      208,414
Seligman Growth Fund* .......................      106,336      606,115
Seligman Large-Cap Value Fund* ..............       52,163      634,302
Seligman Small-Cap Value Fund* ..............       43,303      433,463
                                                             ----------
                                                              3,918,617
                                                             ----------
Global Equity Funds -- 22.4%
Seligman Emerging Markets Fund* .............       69,800      339,926
Seligman Global Smaller Companies Fund* .....       37,892      552,466
Seligman International Growth Fund* .........       48,818      695,168
                                                             ----------
                                                              1,587,560
                                                             ----------
Fixed-Income Funds -- 19.5%
Seligman High-Yield Bond Series .............      207,061    1,033,235
Seligman U.S. Government Securities Series ..       49,842      344,408
                                                             ----------
                                                              1,377,643
                                                             ----------
Total Investments (Cost $8,073,557) -- 97.3%                  6,883,820

Other Assets Less Liabilities -- 2.7% .......                   189,087
                                                             ----------

Net Assets -- 100.0% ........................                $7,072,907
                                                             ==========

SELIGMAN HARVESTER FUND

Domestic Equity Funds -- 37.8%
Seligman Capital Fund* ......................       19,684   $  468,676
Seligman Common Stock Fund ..................       51,756      694,048
Seligman Growth Fund* .......................       72,448      412,954
Seligman Large-Cap Value Fund* ..............       34,519      419,751
                                                             ----------
                                                              1,995,429
                                                             ----------
Global Equity Funds -- 15.1%
Seligman Global Growth Fund* ................       24,458      233,818
Seligman International Growth Fund* .........       39,726      565,698
                                                             ----------
                                                                799,516
                                                             ----------
Fixed-Income funds -- 34.7%
Seligman High-Yield Bond Series .............      275,302    1,373,757
Seligman U.S. Government Securities Series ..       66,210      457,511
                                                             ----------
                                                              1,831,268
                                                             ----------
Total Investments (Cost $5,132,823) -- 87.6%                  4,626,213

Other Assets Less Liabilities -- 12.4% ......                   653,392
                                                             ----------

Net Assets -- 100.0% ........................                $5,279,605
                                                             ==========
----------
* Non-income producing security; security has paid or will pay capital gain distributions.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2000

                                              SELIGMAN       SELIGMAN       SELIGMAN       SELIGMAN
                                            TIME HORIZON   TIME HORIZON   TIME HORIZON     HARVESTER
                                               30 FUND        20 FUND        10 FUND         FUND
                                             -----------    -----------    -----------    -----------
ASSETS:
Investments in Underlying Funds, at value
   (see portfolios of investments): ......   $ 2,075,091    $ 5,174,882    $ 6,883,820    $ 4,626,213
Cash .....................................        38,633        102,686        137,535         85,959
Prepaid registration fees ................        50,891         50,472         49,991         50,584
Dividends receivable .....................            --             --          5,479          7,302
Receivable for Capital Stock sold ........        25,422          3,965        102,578        698,394
Receivable from the Manager ..............        10,964         12,619         15,514         12,427
Other ....................................            84            113            134            107
                                             -----------    -----------    -----------    -----------
Total Assets .............................     2,201,085      5,344,737      7,195,051      5,480,986
                                             -----------    -----------    -----------    -----------
LIABILITIES:
Payable for investments purchased ........        19,264             --         94,494        157,358
Dividends payable ........................            --             --             --          5,197
Payable for Capital Stock repurchased ....            --            716             --         21,828
Accrued expenses and other ...............        10,405         17,918         27,650         16,998
                                             -----------    -----------    -----------    -----------
Total Liabilities ........................        29,669         18,634        122,144        201,381
                                             -----------    -----------    -----------    -----------
Net Assets ...............................   $ 2,171,416    $ 5,326,103    $ 7,072,907    $ 5,279,605
                                             ===========    ===========    ===========    ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at $0.001 par value:
Class A ..................................   $        78    $       181    $       158    $       204
Class B ..................................            42            115            438            171
Class C ..................................           202            426            356            413
Class D ..................................            28            107            128             19
Additional paid-in capital ...............     2,414,849      5,869,986      7,811,397      5,606,240
Undistributed net investment income ......        22,363         57,134        143,191         40,483
Undistributed net realized gain ..........        98,001        258,874        306,976        138,685
Net unrealized depreciation of investments      (364,147)      (860,720)    (1,189,737)      (506,610)
                                             -----------    -----------    -----------    -----------
Net Assets ...............................   $ 2,171,416    $ 5,326,103    $ 7,072,907    $ 5,279,605
                                             ===========    ===========    ===========    ===========
Net Assets:
Class A ..................................   $   484,997    $ 1,170,782    $ 1,037,442    $ 1,339,286
Class B ..................................       261,916        738,717      2,865,408      1,115,207
Class C ..................................     1,250,949      2,729,272      2,330,935      2,703,590
Class D ..................................       173,554        687,332        839,122        121,522

SHARES OF CAPITAL STOCK OUTSTANDING:
Class A ..................................        77,748        180,951        157,519        204,255
Class B ..................................        42,194        115,182        437,560        170,565
Class C ..................................       201,560        425,566        355,948        413,415
Class D ..................................        27,959        107,166        128,141         18,575

NET ASSET VALUE PER SHARE:
Class A ..................................         $6.24          $6.47          $6.59          $6.56
Class B ..................................          6.21           6.41           6.55           6.54
Class C ..................................          6.21           6.41           6.55           6.54
Class D ..................................          6.21           6.41           6.55           6.54

------------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Period January 10, 2000* to December 31, 2000

                                                         SELIGMAN       SELIGMAN       SELIGMAN       SELIGMAN
                                                       TIME HORIZON   TIME HORIZON   TIME HORIZON     HARVESTER
                                                         30 FUND        20 FUND        10 FUND          FUND
                                                       -----------    -----------    -----------    -----------
INVESTMENT INCOME:
Dividends from Underlying Funds ....................   $        --    $        --    $    67,784    $    77,810
                                                       -----------    -----------    -----------    -----------

EXPENSES:
Registration .......................................        68,963         70,751         72,810         70,577
Organization expenses ..............................        22,436         22,436         22,436         22,436
Auditing and legal fees ............................        11,020         18,699         26,169         18,135
Directors' fees and expenses .......................         4,999          4,999          4,999          4,999
Shareholder reports and communications .............         4,616          6,784          9,412          6,975
Distribution and service fees ......................         3,911         13,547         22,683         12,900
Management fee .....................................           692          2,104          3,478          2,000
Shareholder account services .......................           481            608          2,068            618
Miscellaneous ......................................         1,782          3,139          6,353          2,375
                                                       -----------    -----------    -----------    -----------
Total Expenses Before Waiver/Reimbursement .........       118,900        143,067        170,408        141,015
Waiver/reimbursement of expenses ...................      (111,507)      (118,941)      (130,240)      (118,063)
                                                       -----------    -----------    -----------    -----------
Total Expenses After Waiver/Reimbursement ..........         7,393         24,126         40,168         22,952
                                                       -----------    -----------    -----------    -----------
Net Investment Income (Loss) .......................        (7,393)       (24,126)        27,616         54,858
                                                       -----------    -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain (loss) on investments ............            --          1,004             --         (6,475)
Capital gain distributions from Underlying Funds ...       135,053        363,980        467,643        191,246
Net change in unrealized appreciation of investments      (364,147)      (860,720)    (1,189,737)      (506,610)
                                                       -----------    -----------    -----------    -----------
Net Loss on Investments ............................      (229,094)      (495,736)      (722,094)      (321,839)
                                                       -----------    -----------    -----------    -----------
Decrease in Net Assets from Operations .............   $  (236,487)   $  (519,862)   $  (694,478)   $  (266,981)
                                                       ===========    ===========    ===========    ===========

------------------
* Commencement of investment operations.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Period January 10, 2000* to December 31, 2000

                                                         SELIGMAN       SELIGMAN       SELIGMAN      SELIGMAN
                                                       TIME HORIZON   TIME HORIZON   TIME HORIZON    HARVESTER
                                                          30 FUND        20 FUND        10 FUND        FUND
                                                       -----------    -----------    -----------    -----------
OPERATIONS:
Net investment income (loss) .......................   $    (7,393)   $   (24,126)   $    27,616    $    54,858
Net realized gain on investments and
   distributions from Underlying Funds .............       135,053        364,984        467,643        184,771
Net change in unrealized appreciation of investments      (364,147)      (860,720)    (1,189,737)      (506,610)
                                                       -----------    -----------    -----------    -----------
Decrease in Net Assets From Operations .............      (236,487)      (519,862)      (694,478)      (266,981)
                                                       -----------    -----------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .........................................            --             --             --         (9,980)
   Class B .........................................            --             --             --         (5,890)
   Class C .........................................            --             --             --        (33,650)
   Class D .........................................            --             --             --         (4,415)

Net realized gain on investments:
   Class A .........................................        (1,860)        (5,970)        (7,470)        (1,547)
   Class B .........................................          (994)        (4,336)       (20,397)        (1,288)
   Class C .........................................        (4,279)       (12,718)       (13,395)        (5,232)
   Class D .........................................          (847)        (3,691)        (6,587)          (240)
                                                       -----------    -----------    -----------    -----------
Decrease in Net Assets From Distributions ..........        (7,980)       (26,715)       (47,849)       (62,242)
                                                       -----------    -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ..................     2,247,946      4,742,932      7,385,119      5,236,804
Exchanged from associated Funds ....................       173,768      1,382,739        535,159        582,192
Investment of dividends ............................            --             --             --         43,272
Value of shares issued in payment
   of gain distributions ...........................         7,899         24,233         41,786          6,812
                                                       -----------    -----------    -----------    -----------
Total ..............................................     2,429,613      6,149,904      7,962,064      5,869,080
                                                       -----------    -----------    -----------    -----------
Cost of shares repurchased .........................       (11,700)      (270,152)       (88,027)      (256,754)
Exchanged into associated Funds ....................       (27,034)       (32,076)       (83,807)       (28,502)
                                                       -----------    -----------    -----------    -----------
Total ..............................................       (38,734)      (302,228)      (171,834)      (285,256)
                                                       -----------    -----------    -----------    -----------
Increase in Net Assets From Capital
   Share Transactions ..............................     2,390,879      5,847,676      7,790,230      5,583,824
                                                       -----------    -----------    -----------    -----------
Increase in Net Assets .............................     2,146,412      5,301,099      7,047,903      5,254,601

NET ASSETS:
Beginning of period ................................        25,004         25,004         25,004         25,004
                                                       -----------    -----------    -----------    -----------
End of Period ......................................   $ 2,171,416    $ 5,326,103    $ 7,072,907    $ 5,279,605
                                                       ===========    ===========    ===========    ===========

------------------
* Commencement of investment operations.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Organization -- Seligman Time Horizon/Harvester Series, Inc. (the "Series") was incorporated in Maryland on August 4, 1999, as an open-end diversified management investment company. The Series consists of four separate funds:
Seligman Time Horizon 30 Fund ("Time Horizon 30 Fund"), Seligman Time Horizon 20 Fund ("Time Horizon 20 Fund"), Seligman Time Horizon 10 Fund ("Time Horizon 10 Fund"), and Seligman Harvester Fund ("Harvester Fund"). The Series had no operations prior to January 10, 2000 (commencement of investment operations), other than those relating to organizational matters, and for each Fund, the sale and issuance to Seligman Advisors, Inc. (the "Distributor") of 3,502 Class A shares of Capital Stock for $25,004 on December 14, 1999. Each Fund invests in a combination of Class A shares of other Seligman mutual funds (the "Underlying Funds").

2. Multiple Classes of Shares -- Each Fund of the Series offers four classes of shares -- Class A shares, Class B shares, Class C shares, and Class D shares. Class A shares are sold with an initial sales charge of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% on an annual basis, and CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. Significant Accounting Policies -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Series:

a. Security Valuation -- Underlying Funds owned by a Fund are valued at their respective net asset values. US Government securities and short-term obligations, with more than 60 days remaining to maturity, are valued at current market values. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. Federal Taxes -- Each Fund will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. Multiple Class Allocations -- Each Fund's income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the period ended December 31, 2000, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal in come tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of any Fund of the Series.

f. Initial Registration Expenses -- Initial registration expenses are being amortized on a straight-line basis over a period of 18 months starting with the commencement of investment operations.

NOTES TO FINANCIAL STATEMENTS

g. Organization Expenses -- Costs incurred in connection with the organization of the Series have been allocated equally to each Fund and expensed upon the commencement of operations.

4. Purchases and Sales of Securities -- Purchases and sales of portfolio securities (Underlying Funds), excluding US Government obligations and short-term investments, for the period ended December 31, 2000, were as follows:

       FUND                     PURCHASES           SALES
--------------------           -----------        --------
Time Horizon 30 Fund           $2,439,238         $     --
Time Horizon 20 Fund            6,047,366           12,768
Time Horizon 10 Fund            8,073,557               --
Harvester Fund                  5,320,705          181,407

    At December 31, 2000, the cost of investments was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                                 TOTAL            TOTAL
                              UNREALIZED       UNREALIZED
       FUND                  APPRECIATION     DEPRECIATION
-------------------          ------------     ------------
Time Horizon 30 Fund          $ 48,319         $  412,466
Time Horizon 20 Fund           180,602          1,041,322
Time Horizon 10 Fund           212,636          1,402,373
Harvester Fund                  96,323            602,933

5. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Series and provides the necessary personnel and facilities. Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.10% per annum of each Fund's average daily net assets. The Manager has contractually undertaken to waive its fee and reimburse each Fund's expenses, other than distribution and service fees, that exceed 0.50% per annum of the Fund's average daily net assets. The undertaking will remain in effect at least until December 31, 2002.

    The Distributor, agent for the distribution of the Series' shares and an affiliate of the Manager, received the following concessions for sales of Class A shares after commissions were paid to dealers for sales of Class A and Class C shares:
                              DISTRIBUTOR        DEALER
       FUND                   CONCESSIONS      COMMISSIONS
-------------------           -----------      -----------
Time Horizon 30 Fund            $1,086          $16,405
Time Horizon 20 Fund             2,045           37,368
Time Horizon 10 Fund             3,508           40,324
Harvester Fund                   3,208           43,058

   Each Fund of the Series has an Administration, Share holder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A, Class B, Class C, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee (12b-1 fee) of up to 0.25% per annum of the average daily net assets attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. To avoid any duplication of the 12b-1 fee, the 12b-1 fees to be paid by each class of a Fund will be reduced by the dollar amount of any 12b-1 fees paid by the Underlying Funds with respect to shares owned by the Fund.

   For the period ended December 31, 2000, 12b-1 fees incurred by the Time Horizon 30 Fund, Time Horizon 20 Fund, Time Horizon 10 Fund, and the Harvester Fund (net of 12b-1 fees paid by Underlying Funds), aggregated $18, $30, $46, and $26, respectively, or 0.01% per annum of the average daily net assets of Class A shares.

   With respect to Class C and Class D shares, service organizations may receive up to 0.75% per annum of the average daily net assets for providing other distribution assistance. Such fees are paid monthly by the Funds to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% per annum of the average daily net assets is payable monthly by the Funds to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the period ended December 31, 2000, the 12b-1 fees incurred under the Plan (net of 12b-1 fees paid by Underlying Funds), and their equivalent per annum percentage of the average daily net assets of Class B, Class C, and Class D shares, were as follows:

                                                             ANNUALIZED
     FUND                CLASS B     CLASS C     CLASS D      FEE RATE
-------------------      -------     -------     -------     ----------
Time Horizon 30 Fund      $  457     $2,438      $  998        0.76%
Time Horizon 20 Fund       2,369      7,483       3,665        0.76
Time Horizon 10 Fund      12,270      6,558       3,809        0.76
Harvester Fund             1,769      9,806       1,299        0.76

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the period ended December 31, 2000, such charges amounted to $11.

NOTES TO FINANCIAL STATEMENTS

   The Distributor has sold its rights to the Purchaser to collect any CDSC imposed on redemptions of Class B shares. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor for the period ended December 31, 2000, were as follows:

       FUND                       AMOUNT
-------------------             ---------
Time Horizon 30 Fund              $  318
Time Horizon 20 Fund               1,132
Time Horizon 10 Fund               4,467
Harvester Fund                     1,636

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Series, as well as distribution and service fees pursuant to the Plan. For the period ended December 31, 2000, Seligman Services, Inc. received commissions from the sale of shares of each Fund and distribution and service fees, pursuant to the Plan, as follows:

                                             DISTRIBUTION AND
       FUND                COMMISSIONS        SERVICE FEES
-------------------        -----------        ------------
Time Horizon 30 Fund           $ 75              $100
Time Horizon 20 Fund            284                99
Time Horizon 10 Fund             60                70
Harvester Fund                   60                66

Seligman Data Corp., which is owned by certain associated investment companies, charged for shareholder account services the following amounts:

       FUND                      AMOUNT
-------------------            ---------
Time Horizon 30 Fund             $  481
Time Horizon 20 Fund                608
Time Horizon 10 Fund              2,068
Harvester Fund                      618

   Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other Seligman mutual funds. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at December 31, 2000, are included in other liabilities, as follows:
        FUND                     AMOUNT
-------------------            ---------
Time Horizon 30 Fund             $522
Time Horizon 20 Fund              522
Time Horizon 10 Fund              522
Harvester Fund                    522

6. Capital Stock Share Transactions -- The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At December 31, 2000, 4,000,000,000 shares were authorized for the Series, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

                                        CLASS A                CLASS B                  CLASS C               CLASS D
                                 --------------------  ---------------------    ----------------------  --------------------
                                 1/10/00+ TO 12/31/00   4/24/00* TO 12/31/00       2/8/00* TO 12/31/00  2/14/00* TO 12/31/00
                                 --------------------  ---------------------    ----------------------  --------------------
                                   SHARES     AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT      SHARES    AMOUNT
                                  -------    --------    -------    --------    --------    ----------   -------   --------
TIME HORIZON 30 FUND
Sales of shares ..............     69,461    $474,030     31,001    $212,542     198,728    $1,360,123    25,961   $201,251
Exchanged from
   associated Funds ..........      9,130      66,189     11,345      75,336       2,569        17,239     1,916     15,004
Shares issued in payment of
   gain distributions ........        291       1,860        156         994         666         4,238       127        807
                                  -------    --------    -------    --------    --------    ----------   -------   --------
Total ........................     78,882     542,079     42,502     288,872     201,963     1,381,600    28,004    217,062
                                  -------    --------    -------    --------    --------    ----------   -------   --------
Shares repurchased ...........       (895)     (6,518)      (308)     (2,000)       (399)       (2,877)      (45)      (305)
Exchanged into
   associated funds ..........     (3,741)    (26,997)        --          --          (4)          (37)       --         --
                                  -------    --------    -------    --------    --------    ----------   -------   --------
Total ........................     (4,636)    (33,515)      (308)     (2,000)       (403)       (2,914)      (45)      (305)
                                  -------    --------    -------    --------    --------    ----------   -------   --------
Increase .....................     74,246    $508,564     42,194    $286,872     201,560    $1,378,686    27,959   $216,757
                                  =======    ========    =======    ========    ========    ==========   =======   ========

NOTES TO FINANCIAL STATEMENTS

                                      CLASS A                 CLASS B                  CLASS C                 CLASS D
                              ---------------------  -----------------------  -----------------------    --------------------
                               1/10/00+ TO 12/31/00    3/21/00* TO 12/31/00      1/18/00* TO 12/31/00    1/21/00* TO 12/31/00
                              ---------------------  -----------------------  -----------------------    --------------------
                                SHARES     AMOUNT       SHARES     AMOUNT       SHARES       AMOUNT       SHARES     AMOUNT
                              --------    ---------    -------   ----------    --------    ----------    --------   ---------
TIME HORIZON 20 FUND
Sales of shares ............    79,845   $  575,332    104,820   $  755,002     421,801    $2,961,559      61,575   $ 451,039
Exchanged from
   associated Funds ........    96,757      666,774      9,872       70,488      22,103       145,454      69,503     500,023
Shares issued in payment
   of gain distributions ...       884        5,828        496        3,241       1,901        12,431         418       2,733
                              --------    ---------    -------   ----------    --------    ----------    --------   ---------
Total ......................   177,486    1,247,934    115,188      828,731     445,805     3,119,444     131,496     953,795
                              --------    ---------    -------   ----------    --------    ----------    --------   ---------
Shares repurchased .........       (23)        (174)        (6)         (39)    (14,919)     (101,983)    (24,330)   (167,956)
Exchanged into associated
   funds ...................       (14)        (104)        --           --      (5,320)      (31,972)         --          --
                              --------    ---------    -------   ----------    --------    ----------    --------   ---------
Total ......................       (37)        (278)        (6)         (39)    (20,239)     (133,955)    (24,330)   (167,956)
                              --------    ---------    -------   ----------    --------    ----------    --------   ---------
Increase ...................   177,449   $1,247,656    115,182   $  828,692     425,566    $2,985,489     107,166   $ 785,839
                              ========   ==========   ========   ==========    ========    ==========    ========   =========
                                      CLASS A                 CLASS B                  CLASS C                 CLASS D
                              --------------------   -----------------------  -----------------------    --------------------
                              1/10/00+ To 12/31/00    2/18/00* To 12/31/00      3/6/00* To 12/31/00      2/15/00* To 12/31/00
                              --------------------   -----------------------  -----------------------    --------------------
                                SHARES     AMOUNT       SHARES     AMOUNT       SHARES       AMOUNT       SHARES     AMOUNT
                              --------    ---------    -------   ----------    --------    ----------    --------   ---------
TIME HORIZON 10 FUND
Sales of shares ............   134,070   $  974,214    412,349   $2,979,014     355,995    $2,544,912     119,782   $ 886,979
Exchanged from
   associated Funds ........    25,685      196,833     33,408      246,415          --            --      12,500      91,911
Shares issued in payment
   of gain distributions ...     1,069        7,218      2,417       16,245       1,777        11,944         949       6,379
                              --------    ---------    -------   ----------    --------     ---------    --------   ---------
Total ......................   160,824    1,178,265    448,174    3,241,674     357,772     2,556,856     133,231     985,269
                              --------    ---------    -------   ----------    --------     ---------    --------   ---------
Shares repurchased .........    (5,717)     (42,166)    (4,187)     (30,389)     (1,824)      (13,203)       (319)     (2,269)
Exchanged into associated
   funds ...................    (1,090)      (7,741)    (6,427)     (43,522)         --            --      (4,771)    (32,544)
                              --------    ---------    -------   ----------    --------     ---------    --------   ---------
Total ......................    (6,807)     (49,907)   (10,614)     (73,911)     (1,824)      (13,203)     (5,090)    (34,813)
                              --------    ---------    -------   ----------    --------     ---------    --------   ---------
Increase ...................   154,017   $1,128,358    437,560   $3,167,763     355,948    $2,543,653     128,141   $ 950,456
                              ========   ==========   ========   ==========    ========    ==========    ========   =========
                                      CLASS A                 CLASS B                  CLASS C                 CLASS D
                              ---------------------  -----------------------  -----------------------    --------------------
                               1/10/00+ To 12/31/00   2/17/00* To 12/31/00      1/18/00* To 12/31/00     2/29/00* To 12/31/00
                              ---------------------  -----------------------  -----------------------    --------------------
                                SHARES     AMOUNT       SHARES     AMOUNT       SHARES       AMOUNT       SHARES     AMOUNT
                              --------    ---------    -------   ----------    --------    ----------    --------   ---------
HARVESTER FUND
Sales of shares ............   206,151   $1,396,851    160,691   $1,090,136     360,006    $2,545,287      29,220   $ 204,530
Exchanged from
   associated Funds ........     2,142       14,973      9,238       62,378      57,955       420,459      11,635      84,382
Shares issued in payment
   of dividends ............     1,016        7,056        586        3,990       4,328        29,974         323       2,252
Shares issued in payment
   of gain distributions ...       123          817        130          871         734         4,884          36         240
                              --------    ---------    -------   ----------    --------     ---------    --------   ---------
Total ......................   209,432    1,419,697    170,645    1,157,375     423,023     3,000,604      41,214     291,404
                              --------    ---------    -------   ----------    --------     ---------    --------   ---------
Shares repurchased .........    (7,021)     (48,337)       (80)        (534)     (7,028)      (49,188)    (22,639)   (158,695)
Exchanged into associated
   funds ...................    (1,658)     (11,502)        --           --      (2,580)      (17,000)         --          --
                              --------    ---------    -------   ----------    --------     ---------    --------   ---------
Total ......................    (8,679)     (59,839)       (80)        (534)     (9,608)      (66,188)    (22,639)   (158,695)
                              --------    ---------    -------   ----------   --------      --------     -------    ---------
Increase ...................   200,753   $1,359,858    170,565   $1,156,841    413,415     $2,934,416      18,575   $ 132,709
                              ========   ==========   ========   ==========   ========     ==========     =======   =========

-----------------
+ Commencement of investment operations.
* Commencement of issuance of shares.

FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand the financial performance of each Class of each Fund from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                             TIME HORIZON 30 FUND                         TIME HORIZON 20 FUND
                                ---------------------------------------------  -------------------------------------------
                                  CLASS A     CLASS B    CLASS C     CLASS D    CLASS A    CLASS B     CLASS C    CLASS D
                                 ---------  ---------- ----------  ----------  --------- ----------  ---------- ----------
                                 1/10/00*     4/24/00++   2/8/00++   2/14/00++  1/10/00*   3/21/00++   1/18/00++   1/21/00++
                                    TO          TO         TO          TO         TO         TO          TO         TO
                                 12/31/00    12/31/00   12/31/00    12/31/00   12/31/00   12/31/00    12/31/00   12/31/00
                                 ---------  ---------- ----------  ----------   --------- ----------  ---------- ----------
PER SHARE DATA:
Net Asset Value,
   Beginning of Period ........     $7.14      $7.00      $7.56      $7.58       $7.14      $7.93      $7.28      $7.31
                                   ------     ------     ------     ------       -----     ------     ------     ------
Income from Investment
   Operations:
Net investment income (loss)...     (0.03)     (0.05)     (0.07)     (0.08)      (0.03)     (0.07)     (0.08)     (0.09)
Net realized and unrealized
   gain (loss) on investments..     (0.84)     (0.71)     (1.25)     (1.26)      (0.60)     (1.41)     (0.75)     (0.77)
                                   ------     ------     ------     ------       -----     ------     ------     ------
Total from Investment
   Operations .................     (0.87)     (0.76)     (1.32)     (1.34)      (0.63)     (1.48)     (0.83)     (0.86)
                                   ------     ------     ------     ------       -----     ------     ------     ------
Less Distributions:
Distributions from net
   investment income ..........     --         --         --         --          --         --         --         --
Distributions from net
   realized capital gains .....     (0.03)     (0.03)     (0.03)     (0.03)      (0.04)     (0.04)     (0.04)     (0.04)
                                   ------     ------     ------     ------       -----     ------     ------     ------
Total Distributions ...........     (0.03)     (0.03)     (0.03)     (0.03)      (0.04)     (0.04)     (0.04)     (0.04)
                                   ------     ------     ------     ------       -----     ------     ------     ------
Net Asset Value,
   End of Period ..............     $6.24      $6.21      $6.21      $6.21       $6.47      $6.41      $6.41      $6.41
                                   ======     ======     ======     ======       =====     ======     ======     ======

TOTAL RETURN:@@ ...............    (12.18)%   (10.85)%   (17.46)%   (17.67)%     (8.83)%   (18.67)%   (11.41)%   (11.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000s omitted) .............      $485       $262     $1,251       $174      $1,171       $739     $2,729       $687
Ratio of expenses to
   average net assets .........      0.51%+     1.26%+     1.26%+     1.26%+      0.51%+     1.26%+     1.26%+     1.26%+
Ratio of net investment income
   (loss) to average net assets     (0.51)%+   (1.26)%+   (1.26)%+   (1.26)%+    (0.51)%+   (1.26)%+   (1.26)%+   (1.26)%+
Portfolio turnover rate........        --         --         --         --        0.62%      0.62%@     0.62%@     0.62%@
Without fee waiver and
   expense reimbursement:**
Ratio of expenses to
   average net assets..........     25.60%+    14.14%+    14.14%+    14.14%+     11.84%+     5.84%+     5.84%+     5.84%+
Ratio of net investment loss
   to average net assets.......    (25.60)%+  (14.14)%+  (14.14)%+ (14.14)%+   (11.84)%+   (5.84)%+   (5.84)%+   (5.84)%+

--------------------
See footnotes on page 24.

Financial Highlights

                                                 TIME HORIZON 10 FUND                             HARVESTER FUND
                                     --------------------------------------------  -------------------------------------------
                                      CLASS A     CLASS B    CLASS C     CLASS D    CLASS A    CLASS B    CLASS C    CLASS D
                                     ---------  ---------- ----------  ----------  ---------  ---------  ---------  ----------
                                     1/10/00*     2/18/00++   3/6/00++   2/15/00++  1/10/00*   2/17/00++  1/18/00++  2/29/00++
                                        TO          TO         TO          TO         TO         TO         TO         TO
                                     12/31/00    12/31/00   12/31/00    12/31/00   12/31/00   12/31/00   12/31/00   12/31/00
                                     ---------  ---------- ----------  ----------  ---------  ---------  ---------- ----------
PER SHARE DATA:
Net Asset Value,
   Beginning of Period .........       $7.14      $7.33       $7.78       $7.42      $7.14      $7.16      $7.16      $7.21
                                       -----      -----      ------      ------      -----      -----      -----      -----
Income from Investment
   Operations:
Net investment income (loss) ...        0.10       0.04        0.04        0.04       0.23       0.16       0.18       0.16
Net realized and unrealized
   gain (loss) on investments ..       (0.60)     (0.77)      (1.22)      (0.86)     (0.57)     (0.61)     (0.61)     (0.66)
                                       -----      -----      ------      ------      -----      -----      -----      -----
Total from Investment
   Operations ..................       (0.50)     (0.73)      (1.18)      (0.82)     (0.34)     (0.45)     (0.43)     (0.50)
                                       -----      -----      ------      ------      -----      -----      -----      -----
Less Distributions:
Distributions from
   net investment income .......       --         --          --          --         (0.23)     (0.16)     (0.18)     (0.16)
Distributions from
   net realized capital gains          (0.05)     (0.05)      (0.05)      (0.05)     (0.01)     (0.01)     (0.01)     (0.01)
                                       -----      -----      ------      ------      -----      -----      -----      -----
Total Distributions ............       (0.05)     (0.05)      (0.05)      (0.05)     (0.24)     (0.17)     (0.19)     (0.17)
                                       -----      -----      ------      ------      -----      -----      -----      -----
Net Asset Value,
   End of Period ...............       $6.59      $6.55       $6.55       $6.55      $6.56      $6.54      $6.54      $6.54
                                       =====      =====      ======      ======      =====      =====      =====      =====

TOTAL RETURN:@@.................         (7.02)%    (9.98)%    (15.18)%    (11.07)%    (4.99)%    (6.11)%    (6.02)%    (7.19)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000s omitted)...............      $1,037     $2,865      $2,331         $839     1,339     $1,115     $2,704       $122
Ratio of expenses to
   average net assets ..........        0.51%+     1.26%+      1.26%+       1.26%+    0.51%+     1.26%+     1.26%+     1.26%+
Ratio of net investment income
   to average net assets........        1.44%+     0.69%+      0.69%+       0.69%+    3.38%+     2.63%+     2.63%+     2.63%+
Portfolio turnover rate ........          --         --          --           --      9.14%      9.14%@     9.14%@     9.14%@
Without fee waiver and
   expense reimbursement:**
Ratio of expenses to
   average net assets ..........        8.02%+     4.36%+      4.36%+       4.36%+   12.49%+     6.04%+     6.04%+     6.04%+
Ratio of net investment loss
   to average net assets .......       (6.07)%+   (2.41)%+    (2.41)%+     (2.41)%+  (8.60)%+   (2.15)%+   (2.15)%+   (2.15)%+

---------------------
  *Commencement of investment operations.
 **The Manager, at its discretion, reimbursed certain expenses and waived management fees for the periods presented.
  +In computing the ratios of expenses and net investment income to average net assets, income and expenses other than organization expenses are annualized. Organization expenses are not annualized because they were a one-time expense incurred at the Series' commencement of investment operations.
 ++Commencement of issuance of shares.
  @For the period 1/10/00 to 12/31/00.
 @@The total returns shown for each Class of shares are calculated from the later of the respective Fund's commencement of investment operations date (1/10/00) or the initial issuance date of shares of the Class. The total returns for Class A shares were calculated from the commencement of investment operations date. Class B, C, and D shares of the Fund were offered to the public on the commencement of investment operations date, but were first issued on the respective dates shown in the table. If shares of each Class had been issued on the commencement of investment operations date, the total returns for each Class would have been as follows:

     TIME HORIZON 30 FUND         TIME HORIZON 20 FUND          TIME HORIZON 10 FUND            HARVESTER FUND
  ---------------------------  ---------------------------   ---------------------------  ---------------------------
      Class A        (12.18)%       Class A        (8.83)%       Class A        (7.02)%       Class A       (4.99)%
      Class B        (12.53)        Class B        (9.46)        Class B        (7.78)        Class B       (5.47)
      Class C        (12.77)        Class C        (9.69)        Class C        (7.64)        Class C       (5.71)
      Class D        (12.76)        Class D        (9.68)        Class C        (7.90)        Class D       (5.96)

   These total returns have been computed from the commencement of investment operations date and incorporate the total return of Class A shares of the Fund from the commencement of investment operations date through the initial issuance dates of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
Seligman Time Horizon/Harvester Series, Inc.:

We have audited the accompanying statements of assets and liabilities of Seligman Time Horizon/Harvester Series, Inc. (comprising, respectively, Time Horizon 30 Fund, Time Horizon 20 Fund, Time Horizon 10 Fund, and Harvester
Fund), including the portfolios of investments, as of December 31, 2000, and the related statements of operations and of changes in net assets, and the financial highlights for the period January 10, 2000 (commencement of investment operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Series' custodian and shareholder service agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Seligman Time Horizon/Harvester Series, Inc. as of December 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the period from January 10, 2000 to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2001

FEDERAL TAX STATUS OF 2000
GAIN DISTRIBUTIONS FOR TAXABLE ACCOUNTS

Seligman Time Horizon 30, Seligman Time Horizon 20, Seligman Time Horizon 10 and Seligman Harvester Funds distributed long-term capital gain per share of $0.031, $0.040, $0.050 and $0.013, respectively, representing net capital gains realized through October 31, 2000 paid on November 22, 2000 to Class A, B, C, and D shareholders.

The long-term capital gain distribution is designated a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 2000 as a long-term gain from the sale of capital assets, no matter how long shares have been owned, or whether the distribution was received in shares or in cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution.

If the distributions were received in shares, the per share cost basis for federal income tax purposes is as follows:

                                          CLASS A     CLASS B    CLASS C     CLASS D
                                        ----------  ---------- ----------  ----------
Seligman Time Horizon 30 Fund........      $6.39       $6.36       $6.36       $6.36
Seligman Time Horizon 20 Fund........       6.59        6.54        6.54        6.54
Seligman Time Horizon 10 Fund........       6.75        6.72        6.72        6.72
Seligman Harvester Fund..............       6.66        6.65        6.65        6.65

A 2000 year-end statement of account activity and a 2000 tax package, which may include a Form 1099-DIV, Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 2000. The information shown on forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by Federal regulations.

FOR MORE INFORMATION

Manager
J. & W. Seligman & Co.
   Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche llp

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(212) 682-7600     Outside the United States
(800) 622-4597     24-Hour Automated Telephone Access Service

Board of Directors

John R. Galvin 2, 4
Director, Raytheon Company
Dean Emeritus, Fletcher School of Law and
   Diplomacy at Tufts University

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
Director, Conoco Inc.

John E. Merow 2, 4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

Leroy C. Richie 4
Chairman and CEO, Q Standards Worldwide, Inc.

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Vice Chairman, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute
-----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris
Chairman

Brian T.Zino
President

Charles W. Kadlec
Vice President

Thomas G. Rose
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Frank J. Nasta
Secretary

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC)-- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------------
Adapted from the Investment Company Institute's 2000 Mutual Fund Fact Book.

                             SELIGMAN ADVISORS, INC
                                 an affiliate of

                                [GRAPHIC OMITTED]

                             J.& W. SELIGMAN & CO.
                                  Incorporated
                                Established 1846
                       100 Park Avenue, New York NY 10017

                                www.seligman.com


This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Time Horizon/Harvester Series, Inc., which contains information about the sales charges, management fees, and other costs. Please read the prospectus carefully before investing or sending money.


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